File No. 2-55830

               SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549-1004

                         POST-EFFECTIVE
                        AMENDMENT NO. 27

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

      THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.     CHAPMAN AND CUTLER
          Attn:  James A. Bowen    Attn:  Eric F. Fess
          1001 Warrenville Road    111 West Monroe Street
          Lisle, Illinois  60532   Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  April 30, 2002
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14
                                   4,126 UNITS





PROSPECTUS
Part One
Dated April 30, 2002

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

In the opinion of Counsel, interest income to the Trust and to Unit holders, with certain exceptions, is exempt under existing law from all federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to tax.

The Trust

The First Trust of Insured Municipal Bonds, Series 14 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all federal income taxes under existing law. At March 18, 2002, each Unit represented a 1/4,126 undivided interest in the principal and net income of the Trust (see "The Fund" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, Nike Securities L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price of the Units is equal to the aggregate value of the Bonds in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 3.9% of the Public Offering Price (4.058% of the amount invested). At March 18, 2002, the Public Offering Price per Unit was $446.53 plus net interest accrued to date of settlement (three business days after such date) of $6.90, $6.90 and $14.16 for the monthly, quarterly and semi-annual distribution plans, respectively (see "Public Offering" in Part Two).

        Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                              NIKE SECURITIES L.P.
                                     Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders under the semi-annual distribution plan was 6.49% per annum on March 18, 2002, and 6.41% and 6.43% under the monthly and quarterly distribution plans, respectively. Estimated Long-Term Return to Unit holders under the semi-annual distribution plan was 3.15% per annum on March 18, 2002, and 3.07% and 3.09% under the monthly and quarterly distribution plans, respectively. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of the Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "What are Estimated Long-Term Return and Estimated Current Return?" in Part Two.

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14
              SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 18, 2002
                          Sponsor: Nike Securities L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: JPMorgan Chase Bank



GENERAL INFORMATION


Principal Amount of Bonds in the Trust                               $1,675,000
Number of Units (rounded to the nearest whole unit)                       4,126
Fractional Undivided Interest in the Trust per Unit                     1/4,126
Public Offering Price:
   Aggregate Value of Bonds in the Portfolio                         $1,770,091
   Aggregate Value of Bonds per Unit                                    $429.01
   Sales Charge 4.058% (3.9% of Public Offering Price)                   $17.52
   Public Offering Price per Unit                                       $446.53*
Redemption Price and Sponsor Repurchase Price per Unit
   ($17.52 less than the Public Offering Price per Unit)                $429.01*
Discretionary Liquidation Amount of the Trust (20% of the
   original principal amount of Bonds in the Trust)                  $3,300,000

Date Trust Established                                            April 27, 1976
Mandatory Termination Date                                      December 1, 2025
Evaluator's Fee: $50.92 per week. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (generally 4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.

*Plus net interest accrued to date of settlement (three business days after purchase) (see "Public Offering Price" herein and "How May Units be Redeemed?" and "How May Units be Purchased by the Sponsor?" in Part Two).

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14
              SUMMARY OF ESSENTIAL INFORMATION AS OF MARCH 18, 2002
                          Sponsor: Nike Securities L.P.
                 Evaluator: Securities Evaluation Service, Inc.
                          Trustee: JPMorgan Chase Bank



PER UNIT INFORMATION BASED ON VARIOUS DISTRIBUTION PLANS


                                                                          Semi-
                                                Monthly     Quarterly    Annual

Calculation of Estimated Net Annual Income:
   Estimated Annual Interest Income             $31.06      $31.06      $31.06
   Less:  Estimated Annual Expense               $2.42       $2.34       $2.09
   Estimated Net Annual Interest Income         $28.64      $28.72      $28.97
Calculation of Interest Distribution:
   Estimated Net Annual Interest Income         $28.64      $28.72      $28.97
   Divided by 12, 4 and 2, Respectively          $2.39       $7.18      $14.49
Estimated Daily Rate of Net Interest Accrual      $.0796      $.0798      $.0805
Estimated Current Return Based on Public
   Offering Price                                 6.41%       6.43%       6.49%
Estimated Long-Term Return Based on Public
   Offering Price                                 3.07%       3.09%       3.15%

Trustee's Annual Fee: $1.46, $1.16 and $.81 per $1,000 principal amount of Bonds for those portions of the Trust under the monthly, quarterly and semi-annual distribution plans, respectively.
Computation Dates: Fifteenth day of the month as follows: monthly--each month; quarterly--March, June, September and December; semi-annual--June and December. Distribution Dates: Last day of the month as follows: monthly--each month; quarterly--March, June, September and December; semi-annual--June and December.

                         REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
of Insured Municipal Bonds, Series 14


We have audited the statement of assets and liabilities of The First Trust of Insured Municipal Bonds, Series 14 (the "Trust"), including the schedule of investments, as of December 31, 2001, and the related statements of operations and of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits. The Trust's financial statements for the year ended December 31, 1999 were audited by other auditors whose report, dated April 7, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of The First Trust of Insured Municipal Bonds, Series 14, at December 31, 2001, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
April 15, 2002

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001



ASSETS

Municipal bonds, at fair value (cost, $1,701,012)                  $1,784,625
Accrued interest                                                       53,259
Receivable from investment transactions                                 5,000
                                                                   ----------
TOTAL ASSETS                                                       $1,842,884
                                                                   ==========


LIABILITIES AND NET ASSETS

Cash overdraft                                                       $ 27,052
Accrued liabilities                                                        76
                                                                    ---------
                                                                       27,128
TOTAL LIABILITIES                                                   ---------

Net assets, applicable to 4,181 outstanding units
      of fractional undivided interest:
   Cost of Trust assets                                             1,701,012
   Net unrealized appreciation (depreciation)                          83,613
   Distributable funds (deficit)                                       31,131
                                                                    ---------
                                                                    1,815,756
                                                                    ---------

TOTAL LIABILITIES AND NET ASSETS                                   $1,842,884
                                                                   ==========

Net asset value per unit                                              $434.29
                                                                      =======




Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14

                             SCHEDULE OF INVESTMENTS

                                December 31, 2001


                                               Coupon                                         Standard
                                               interest     Date of        Redemption         & Poor's       Principal     Fair
Name of issuer and title of bond (d)           rate         maturity       provisions (a)     rating (b)     amount        value
                                                                                              (Unaudited)

HEALTH CARE - 38%
City of Belleville, Illinois, Hospital
   Facility Revenue, Series 1976 (The                                      2002 @ 100
   Memorial Hospital Project) (c)               7.75%       09/01/2006     2002 @ 100 S.F.     AAA           $635,000       $698,132
UNIVERSITY AND SCHOOL - 58%
University of Massachusetts Building
   Authority, Dormitory or Other Facility                                  2002 @ 100
   Revenue, Series 1976-A (c)                   7.50        05/01/2011     2002 @ 100 S.F.     AAA            120,000        138,831
New Jersey Educational Facilities Authority,
   Revenue, The William Paterson College
   of New Jersey Issue, Series 1976 A                                      2002 @ 100
   (Student Center Building)                    7.70        07/01/2009     2002 @ 100 S.F.     A+             900,000        916,794
MISCELLANEOUS - 2%
Oklahoma Turnpike Authority, Turnpike                                      2002 @ 100
   System Revenue, Series A (c)                 4.70        01/01/2006     2002 @ 100 S.F.     AAA             30,000         30,868
                                                                                                           -------------------------
Total investments (total cost $1,701,012) - 98%                                                            $1,685,000     $1,784,625
                                                                                                           =========================

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14

                                December 31, 2001






(a) Shown under this heading are the year in which each issue of Bonds is initially redeemable and the redemption price in that year or, if currently redeemable, the redemption price at December 31, 2001. Unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter (but not below par value). "S.F." indicates a sinking fund is established with respect to an issue of bonds. In addition, certain Bonds are sometimes redeemable in whole or in part other than by operation of the stated redemption or sinking fund provisions under specified unusual or extraordinary circumstances. All of the bonds are subject to call within one year.

(b)     The ratings shown are those effective at December 31, 2001.

(c) This issue of bonds is secured by, and payable from, escrowed U.S. Government securities.

(d) Percentages are calculated based on net assets. The Trust consists of four Bond issues from four states. Bond issues representing approximately 38% and 50% of the net assets of the Trust are obligations of issuers located in Illinois and New Jersey, respectively. Two Bond issues each represent 10% or more of the net assets of the Trust or a total of approximately 88%. The largest such issue represents approximately 50%.
















See notes to financial statements.

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14

                            STATEMENTS OF OPERATIONS





                                                             Year ended December 31,

                                                        2001          2000           1999


Interest income                                     $136,884        $155,209        $172,720

Expenses:
   Trustee's fees and related expenses                (5,787)         (6,870)         (7,284)
   Insurance expense                                  (1,901)         (2,299)         (2,374)
   Evaluator's fees                                   (2,699)         (2,648)         (1,785)
                                                    ----------------------------------------
   Total expenses                                    (10,387)        (11,817)        (11,443)
                                                    ----------------------------------------

        Investment income (loss) - net               126,497         143,392         161,277

Net gain (loss) on investments:
   Net realized gain (loss)                             (562)         (2,880)         12,021
   Change in net unrealized appreciation
      (depreciation)                                      83          25,414        (100,878)
                                                    ----------------------------------------
                                                        (479)         22,534         (88,857)
                                                    ----------------------------------------
Net increase (decrease) in net assets
   resulting from operations                        $126,018        $165,926         $72,420
                                                    ========================================









See notes to financial statements.

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                             Year ended December 31,

                                                        2001          2000           1999
Net increase (decrease) in net assets
      resulting from operations:
   Investment income (loss) - net                   $126,497        $143,392        $161,277
   Net realized gain (loss) on investments              (562)         (2,880)         12,021
   Change in net unrealized appreciation
      (depreciation) on investments                       83          25,414        (100,878)
                                                    ----------------------------------------
Net increase (decrease) in net assets
   resulting from operations                         126,018         165,926          72,420
                                                    ----------------------------------------
Distributions to unit holders:
   Investment income - net                          (130,685)       (146,211)       (162,476)
   Principal from investment transactions           (194,205)       (159,036)         (9,778)
                                                    ----------------------------------------
      Total distributions                           (324,890)       (305,247)       (172,254)
                                                    ----------------------------------------
Unit redemptions
   Principal portion                                 (31,956)       (102,872)       (194,864)
   Net interest accrued                                 (732)         (2,179)         (4,698)
                                                    ----------------------------------------
      Total redemptions                              (32,688)       (105,051)       (199,562)
                                                    ----------------------------------------
Total increase (decrease) in net assets             (231,560)       (244,372)       (299,396)

Net assets:
   Beginning of the year                           2,047,316       2,291,688       2,591,084
                                                  ------------------------------------------
   End of the year                                $1,815,756      $2,047,316      $2,291,688
                                                  ==========================================
Distributable funds (deficit) at end of the year     $31,131         $30,050         $39,230
                                                     =======================================
Trust units:
   Beginning of the year                               4,251           4,455           4,790
   Redemptions                                           (70)           (204)           (335)
                                                       -------------------------------------
   End of the year                                     4,181           4,251           4,455
                                                       =====================================

Unit amounts are rounded to the nearest whole unit.
See notes to financial statements.

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14

                          NOTES TO FINANCIAL STATEMENTS



1.    Organization

The First Trust of Insured Municipal Bonds, Series 14 (the "Trust") is an insured and fixed portfolio of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities within the States of Illinois, Massachusetts, New Jersey, and Oklahoma and counties, municipalities, authorities and political subdivisions thereof.


2.    Significant accounting policies

Basis of presentation - The financial statements are presented on the accrual basis of accounting.

Security valuation - Bonds are stated at values as determined by Securities Evaluation Service, Inc. (the "Evaluator"), certain shareholders of which are officers of Nike Securities L.P. (the "Sponsor"). The bond values are based on
(1) current bid prices for the bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust, (2) current bid prices for comparable bonds, (3) appraisal or (4) any combination of the above.

Security cost - The Trust's cost of its portfolio is based on the offering prices of the bonds on the date the bonds were deposited in the Trust. As discussed below, beginning on January 1, 2001, the premium or discount (including original issue discount) existing on the date the bonds were deposited is being amortized over the life of the bonds. Realized gain (loss) from bond transactions is reported on an identified cost basis. Sales and redemptions of bonds are recorded on the trade date.

Federal income taxes - The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust - The Trust pays a fee for Trustee services to JPMorgan Chase Bank of $1.46, $1.16 and $.81 per $1,000 principal amount of bonds for those portions of the Trust under the monthly, quarterly and semi-annual distribution plans, respectively. Additionally, a fee of $50.92 per week is payable to the Evaluator and the Trust pays all related expenses of the Trustee and recurring financial reporting costs.

Adoption of accounting pronouncement - As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Trust did not amortize discounts or premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $21,134 decrease in the cost of Trust assets and a corresponding $21,134 increase in net unrealized appreciation (depreciation), based on securities held by the Trust on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease interest income by $1,996, increase change in net unrealized appreciation (depreciation) by $1,813, and increase net realized gain (loss) by $183. The statements of operations and changes in net assets for prior periods have not been restated to reflect this change in presentation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


3.    Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at December 31, 2001 follows:


           Unrealized appreciation                   $83,613
           Unrealized depreciation                         -
                                                     -------
                                                     $83,613
                                                     =======


4.    Insurance

The Trust has acquired insurance coverage which provides for the payment, when due, of all principal and interest on bonds in its portfolio. The insurance coverage is effective only while the bonds are owned by the Trust and, in the event of disposition of such a bond by the Trustee, the insurance terminates as to such bond on the date of disposition. Annual insurance premiums payable by the Trust in future years, assuming no change in the portfolio, would be $1,901.

The valuation of bonds does not include any amount attributable to the insurance acquired by the Trust as there has been no default in the payment of principal or interest on the bonds in the portfolio as of the date of these financial statements and, in the opinion of the Sponsor, the bonds are being quoted in the market at a value which does not reflect a significant risk of such default. If, in the future, the value of specific bonds were to include an amount attributable to the insurance acquired by the Trust, (a) it is the present intent of the Sponsor to instruct the Trustee not to dispose of such bonds and
(b) under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of unit holders to redeem their units.

5.    Other information

Cost to investors - The cost to initial investors of units of the Trust was based on the aggregate offering price of the bonds on the date of an investor's purchase, plus a sales charge of 4.5% of the public offering price which is equivalent to approximately 4.712% of the net amount invested.

Distributions to unit holders - Distributions of net interest income to unit holders are made monthly, quarterly or semi-annually. Such income distributions per unit, on an accrual basis, were as follows:


         Type of                        Year ended December 31,
      distribution
          plan                   2001            2000            1999


         Monthly                $30.79          $33.86          $35.21
         Quarterly               30.95           34.05           35.39
         Semi-annual             31.17           34.29           35.65

Selected data for a unit of the Trust outstanding throughout each year -

Interest income, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted-average number of units outstanding during each year. Distributions to unit holders reflect the Trust's actual distributions. The Net gain (loss) on investments per unit includes the effects of changes arising from the redemption of units during the period at net asset values which differed from the net asset value per unit at the beginning of the period.


                                                      Year ended December 31,

                                                   2001        2000       1999


Interest income                                   $32.44      $36.07     $36.46
Expenses                                           (2.46)      (2.75)     (2.42)
                                                  -----------------------------
      Investment income (loss) - net               29.98       33.32      34.04

Distributions to unit holders:
   Investment income - net                        (30.97)     (34.07)    (35.29)
   Principal from investment transactions         (46.06)     (37.29)     (2.09)

Net gain (loss) on investments                      (.27)       5.24     (23.19)
                                                  -----------------------------
      Total increase (decrease) in net assets     (47.32)     (32.80)    (26.53)

Net assets:
   Beginning of the year                          481.61      514.41     540.94
                                                  -----------------------------

   End of the year                               $434.29     $481.61    $514.41
                                                 ==============================

Total return                                        6.17%
Ratio of total expenses to average net assets       0.54%
Ratio of net investment income (loss) to average
   net assets                                       6.55%

              THE FIRST TRUST OF INSURED MUNICIPAL BONDS, SERIES 14

                                    PART ONE
                 Must be Accompanied by Part Two and Part Three

                               -------------------
                               P R O S P E C T U S
                               -------------------


                SPONSOR:                  Nike Securities L.P.
                                          1001 Warrenville Road
                                          Lisle, Illinois  60532
                                          (800) 621-1675

                TRUSTEE:                  JPMorgan Chase Bank
                                          4 Chase MetroTech Center, 3rd Floor
                                          Brooklyn, New York  11245

                LEGAL COUNSEL             Chapman and Cutler
                TO SPONSOR:               111 West Monroe Street
                                          Chicago, Illinois  60603

                LEGAL COUNSEL             Carter, Ledyard & Milburn
                TO TRUSTEE:               2 Wall Street
                                          New York, New York  10005

                INDEPENDENT               Deloitte & Touche LLP
                AUDITORS:                 180 North Stetson Avenue
                                          Chicago, Illinois  60601


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



              The First Trust(R) of Insured Municipal Bonds
         The First Trust of Insured Municipal Bonds-Multi-State

PROSPECTUS                                   NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                             ONLY BE USED WITH PART ONE
Dated April 30, 2002                                             AND PART THREE

The Fund. The First Trust of Insured Municipal Bonds and The First Trust of Insured Municipal Bonds-Multi-State (collectively, the "Fund") consist of underlying separate unit investment trusts (the "Trusts"). Each Trust is an insured portfolio of interest-bearing obligations (the "Bonds") issued by or on behalf of municipalities and other governmental authorities within the state for which the Trust is named, counties, municipalities, authorities and political subdivisions thereof, the Commonwealth of Puerto Rico, or its authorities, or other territories of the United States or authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the respective issuing governmental authorities, exempt from all Federal income taxes and, where applicable, from state and local income taxes under existing law at the date of issuance of such Bonds. The Bonds are referred to herein as "Bonds" or "Securities." Each trust of the Fund owns an insured portfolio of Bonds meeting the criteria described above. The objectives of the Fund are Federal, state and local tax-exempt income and conservation of capital through an investment in an insured portfolio of tax-exempt Bonds. The payment of interest and the preservation of principal are dependent upon the continuing ability of the issuers and/or obligors of Bonds and of the insurers or reinsurers to meet their respective obligations. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the series of the Fund offered hereby, are contained in Part One to which reference should be made for such information.

IN THE OPINION OF COUNSEL, INTEREST INCOME TO EACH SERIES OF THE FUND AND TO THE RESPECTIVE UNIT HOLDERS THEREOF, WITH CERTAIN EXCEPTIONS, IS EXEMPT UNDER EXISTING LAW FROM ALL FEDERAL INCOME TAXES. IN ADDITION, THE INTEREST INCOME TO EACH SERIES OF THE FUND IS, IN THE OPINION OF SPECIAL COUNSEL, EXEMPT TO THE EXTENT INDICATED FROM STATE AND LOCAL TAXES WHEN HELD BY RESIDENTS OF THE STATE IN WHICH THE ISSUERS OF THE BONDS IN SUCH SERIES ARE LOCATED. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX.

Distributions. Distributions of interest received by the Fund, pro-rated on an annual basis, are made monthly, quarterly (if applicable) or semi-annually as the Unit holder has elected. Except as described herein, distributions of funds from the Principal Account, if any, are made as set forth in Part One for each Trust to Unit holders of record on the fifteenth day of such month. Information respecting the estimated current return and estimated long-term return to Unit holders is contained in Part One.

Reinvestment. Distributions to Unit holders may be reinvested as described herein (See "How Can Distributions to Unit Holders be
Reinvested?").

  All Parts of the Prospectus Should be Retained for Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Portfolio Insurance. Insurance has been obtained from an independent company, by each series of the Fund (except for The First Trust of Insured Municipal Bonds-Multi-State: Pennsylvania Trust, Series 6) and/or by the issuer of the Bonds involved, guaranteeing the payments of principal and interest on the Securities in the Portfolio of each series of the Fund. Insurance obtained by each series of the National Trust, prior to Series 112 and for each Series of the New York and Pennsylvania Trust, applies only while Bonds are retained in such Trust. For each Series of the Multi-State Trust (except for Multi-State Trust:
Pennsylvania Trust, Series 6) and for Series 112 and subsequent Series of the National Trust, the Trustee, upon the sale of a Bond in any such Series, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the identity of the holder thereof [the "Permanent Insurance"]). For The First Trust of Insured Municipal Bonds-Multi-State: Pennsylvania Trust, Series 6 all of the Bonds are insured under policies of insurance obtained by the issuers of the Bonds. See Part One for information concerning Bonds insured by each series of the Fund and Bonds insured by the issuers thereof. Insurance obtained by each series of the Fund applies only while Bonds are retained in the Fund while insurance obtained by a Bond issuer, if any, is effective so long as such Bonds are outstanding. Such insurance relates only to the Securities in the Fund and not to the Units. As a result of such insurance, the Units have received a rating of "AAA" by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc. ("Standard & Poor's"). (See "Why and How are the Trusts Insured?") No representation is made as to any insurer's or reinsurer's ability to meet its commitments. For Series 112 and subsequent Series of the National Trust and any Series of The First Trust of Insured Municipal Bonds-Multi-State (except for Multi-State
Trust: Pennsylvania Trust, Series 6), pursuant to an irrevocable commitment of Financial Guaranty Insurance Company, in the event of a sale of a Bond insured by such Series of the National Trust and Multi-State Trust, the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond.

Offering. The Units offered hereby are issued and outstanding Units which have been reacquired either by purchase from the Trustee of Units tendered for redemption or by purchase in the open market. The price paid in each instance was not less than the value of the Securities per Unit, plus net interest accrued to the date of settlement, determined as provided herein under "How is the Public Offering Price Determined?" Any profit or loss resulting from the sale of Units will accrue to the Sponsor or other dealers selling the Units and no proceeds from any such sale will be received by the Fund.

The Public Offering Price of the Units is equal to the value of the Securities in the portfolio of the series of the Fund represented by the Units being offered divided by the number of Units outstanding, plus a sales charge as indicated in Part One for each Trust plus net interest accrued to the date of settlement.

Market. The Sponsor, although not obligated to do so, intends to maintain a market for Units in all series of the Fund at prices based upon the value of the Securities in the related portfolio. In the absence of such a market, a Unit holder will nonetheless be able to dispose of Units by redemption at prices based upon the value of the underlying Securities (see "Rights of Unit Holders-How May Units be Redeemed?"). The value of neither the underlying Bonds nor the Units, absent situations in which Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default, include value attributable to the portfolio insurance obtained by each series of the Fund. (See "Why and How are the Trusts Insured?")

               THE FIRST TRUST OF INSURED MUNICIPAL BONDS
         THE FIRST TRUST OF INSURED MUNICIPAL BONDS-MULTI-STATE

What are The First Trust of Insured Municipal Bonds and The First Trust of Insured Municipal Bonds-Multi-State?

The Fund is a series of trusts of either The First Trust of Insured Municipal Bonds (the "National Trust"), The First Trust of Insured Municipal Bonds-New York Series (the "New York Trust"), The First Trust of Insured Municipal Bonds-Pennsylvania Series (the "Pennsylvania Trust") or The First Trust of Insured Municipal Bonds-Multi-State (the "Multi-State Trust") all of which generally are similar but each of which is separate and is designated by a different series number. Each Series consists of underlying separate unit investment trusts (such Trusts being collectively referred to herein as the "Fund") created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture") dated the Date of Deposit with Nike Securities L.P., as Sponsor, Securities Evaluation Service, Inc., as Evaluator, and JPMorgan Chase Bank, as Trustee.

The objectives of the Fund and each series thereof are income exempt from Federal income tax and, additionally, for all Series of the Fund other than the National Trust from state and local income tax and conservation of capital through an investment in an insured portfolio of interest-bearing obligations (the "Bonds") (and in certain series, Existing Fund Units representing an undivided interest in such obligations) issued by or on behalf of states, counties, territories or municipalities of the United States or authorities or political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from all Federal income tax under existing law. The Bonds and the Existing Fund Units are collectively referred to herein as "Securities." Insurance has been obtained by each Series of the Fund and/or by the issuer of the Bonds involved guaranteeing the payment of principal and interest on the Bonds when such principal and interest shall become due for payment. Insurance has been obtained by each Series of the Fund from either Ambac Assurance Corporation ("Ambac Assurance") or Financial Guaranty Insurance Company ("Financial Guaranty") (except for the Multi-State Trust: Pennsylvania Trust, Series 6). For Series of the Multi-State Trust (except for Multi-State Trust: Pennsylvania Trust, Series 6) and for Series 112 and subsequent Series of the National Trust, the Trustee upon sale of a Bond in any such Series has the right to obtain Permanent Insurance for the Bond which is sold. All of the Bonds in the Multi-State Trust: Pennsylvania Trust, Series 6 are insured under policies of insurance obtained by the issuer of the Bonds. Insurance obtained by Series 8-111 of the National Trust, and all Series of the New York Trust and the Pennsylvania Trust is applicable only while the Bonds thus insured are held in the Fund. Insurance obtained by each series of the Fund from Financial Guaranty covers all Bonds in such series. Insurance obtained by each series of the Fund from Ambac Assurance covers all Bonds in such series which were not insured by the issuer. The underlying Bonds represented by the Existing Fund Units have been insured under substantially identical policies with Ambac Assurance at the time of creation of the respective series (or in certain instances some of such Bonds have been insured by the respective issuers of such bonds through insurance obtained from Ambac Assurance). Thus, the Bonds underlying the Existing Fund Units are not additionally insured by the respective series. THERE IS, OF COURSE, NO GUARANTEE THAT THE FUND'S OBJECTIVES WILL BE ACHIEVED. AN INVESTMENT IN THE FUND SHOULD BE MADE WITH AN UNDERSTANDING OF THE RISKS WHICH AN INVESTMENT IN FIXED RATE LONG-TERM DEBT OBLIGATIONS MAY ENTAIL, INCLUDING THE RISK THAT THE VALUE OF THE UNITS WILL DECLINE WITH INCREASES IN INTEREST RATES.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by the Fund unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default. See "Public Offering-How is the Public Offering Price Determined?" On the other hand, the value of insurance obtained by the issuer of the Bonds is reflected and included in the market value of such Bonds.

Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancellable policy for the scheduled payment of interest and principal on the Bonds is issued by the insurer. A single premium is paid for any Bonds insured by an issuer and a monthly premium is paid by each series of the Fund for the insurance obtained by it. All Bonds insured by the issuer thereof by Ambac Assurance and Financial Guaranty receive an "AAA" rating by Standard & Poor's and an "Aaa" rating by Moody's Investors Service, Inc. See "Why and How are the Trusts Insured?"

In selecting Bonds for the Fund, the following facts, among others, were considered: (i) the Standard & Poor's rating of the Bonds was in no case less than "BBB" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa," at the date the series was established, including provisional or conditional ratings, respectively, or if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Fund (see "Description of Bond Ratings"), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance on the principal and interest of the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer.

Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such Bond from the Portfolio, but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of a Bond. See "Rights of Unit Holders-How May Bonds be Removed from the Fund?" The Portfolio appearing in Part One contains Bond ratings, if any, for the Bonds listed at the date shown.

General Obligation Bonds are general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds, both within a particular classification and between classifications, depending on numerous factors.

Healthcare Revenue Bonds are obligations of issuers whose revenues are primarily derived from services provided by hospitals or other health care facilities, including nursing homes. A health care issuer's ability to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand, government regulations, wages of employees, overhead expenses, competition from other similar providers, malpractice insurance costs and the degree of governmental financial assistance, including Medicare and Medicaid and other similar third-party payer programs.

Housing Revenue Bonds are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing Revenue Bonds are generally payable at any time and therefore their average life will ordinarily be less than their stated maturities. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, taxes, operating expenses, governmental regulations and the appropriation of subsidies.

Water and Sewerage Revenue Bonds are obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

Electric Utility Revenue Bonds are obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, increased Federal, state and municipal government regulations, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation.

Lease Obligation Revenue Bonds are obligations issued primarily by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the governmental authorities are financing vehicles created solely for the construction of buildings
(i.e., schools, administrative offices, convention centers and prisons) or the purchase of equipment (i.e., police cars and computer systems) that will be used by a state or local government (the "lessee"). These obligations are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the obligations. Lease obligations are subject, in almost all cases, to annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year, or construction and abatement risk-rental obligations cease in the event that delays in building, damage, destruction or condemnation of the project prevents its use by the lessee.

Industrial Revenue Bonds ("IRBs") are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payments on IRBs are dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.

Transportation Facility Revenue Bonds are obligations payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Educational Obligation Revenue Bonds are obligations of issuers which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes. General problems relating to college and university obligations include the prospect of a declining percentage of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Resource Recovery Facility Revenue Bonds are obligations which are payable from and secured by revenues derived from the operation of facilities designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; or administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities.

Existing Fund Units have been deposited with the Trustee in three series of the Fund. These Units at the respective dates of deposit represented approximately 4% of the principal amount of the respective Trust's portfolio. The investment objectives of all of the series of the Fund are similar, and the Sponsor and Trustee of the series represented by the Existing Fund Units have responsibilities and authority and receive fees substantially identical to those described in this Prospectus. All Existing Fund Units were purchased by the Sponsor in the secondary market for inclusion in the respective Portfolio and were not taken from the Sponsor's inventory.

Investors should be aware that many of the Bonds in each Portfolio are subject to continuing requirements such as the actual use of Bond proceeds or manner of operation of the project financed from Bond proceeds that may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in the Fund an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligor on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unit holders to unanticipated tax liabilities.

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that any series of the Fund will retain for any length of time the size and composition which existed at the date of the information in Part One. Neither the Sponsor nor either Trustee shall be liable in any way for any default, failure or defect in any Bond. Certain of the Bonds contained in each series of the Fund may be subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions and sinking fund provisions described in the "Portfolio" in Part One or pursuant to special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par or, in the case of a zero coupon bond, at the accreted value from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption at par (or for original issue discount bonds at issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium) of all or a portion of an issue upon the occurrence of certain circumstances. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the estimated current return and estimated long-term return on Units of each Trust. Redemption pursuant to call provisions is more likely to occur, and redemption pursuant to sinking fund provisions may occur, when the Bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the par value or the accreted value. Unit holders may recognize capital gain or loss upon any redemption or call.

To the best knowledge of the Sponsor, there is no litigation other than that which is described in this Prospectus or any supplement thereto pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund. At any time, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as for example suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received opinions of bond counsel to the issuing authority of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income taxes and, where applicable, state and local taxes. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

To the extent that Units are redeemed by the Trustee, the fractional undivided interest represented by each unredeemed Unit in the related Fund will increase, although the actual interest represented by such fraction will remain substantially unchanged. Units will remain outstanding until redeemed upon tender to a Trustee by any Unit holder, which may include the Sponsor, or until termination of the related Trust Agreement.

What are Estimated Long-Term Return and Estimated Current Return?

At the date of this Prospectus, the Estimated Current Return and the Estimated Long-Term Return, under the monthly, quarterly (if applicable) and semi-annual distribution plans, are as set forth in Part One attached hereto for each Trust. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Any change in either the Estimated Net Annual Interest

Income per Unit or the Public Offering Price will result in a change in the Estimated Current Return. For each Fund, the Public Offering Price will vary in accordance with fluctuations in the prices of the underlying Bonds and the Net Annual Interest Income per Unit will change as Bonds are redeemed, paid, sold or exchanged in certain refundings or as the expenses of each Trust change. Therefore, there is no assurance that the Estimated Current Return indicated in Part One for each Fund will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust; and
(2) takes into account a compounding factor and the expenses and sales charge associated with each Unit of a Trust. Since the market values and estimated retirements of the Bonds and the expenses of the Fund will change, there is no assurance that the Estimated Long-Term Return indicated in Part One for each Fund will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Neither rate reflects the true return to Unit holders, which is lower, because neither includes the effect of certain delays in distributions to Unit holders.

How is Accrued Interest Treated?

Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Fund generally is paid semi-annually to the Fund. However, interest on the Bonds in the Fund is accounted for daily on an accrual basis. Because of this, the Fund always has an amount of interest earned but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed net interest to the date of settlement.

Except through an advance of its own funds, the Trustee has no cash for distribution to Unit holders until it receives interest payments on the Bonds in the Fund. The Trustee will recover its advancements without interest or other costs to such Fund from interest received on the Bonds in the Fund. When these advancements have been recovered, regular distributions of interest to Unit holders will commence. See "Rights of Unit Holders-How are Interest and Principal Distributed?" Interest account balances are established with generally positive cash balances so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with interest distributions.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by the Fund and distributed to Unit holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the net interest accrued from the purchaser of his Units. Since the Trustee has the use of the net interest accrued held in the Interest Account for distributions to Unit holders and since such Account is non-interest-bearing to Unit holders, the Trustee benefits thereby.

Why and How are the Trusts Insured?

AMBAC ASSURANCE CORPORATION. THE FOLLOWING DISCUSSION CONCERNING AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE") AND INSURANCE POLICIES ISSUED BY AMBAC ASSURANCE APPLIES TO SERIES 8-111 OF THE NATIONAL TRUST AND ALL SERIES OF THE NEW YORK TRUST AND THE PENNSYLVANIA TRUST.

In an effort to protect Unit holders against any delay in payment of interest and against principal loss, insurance has been obtained by each series of the Fund or by the Bond issuer guaranteeing payment of interest and principal, when such shall become due for payment, in respect of the Bonds (bonds underlying the Existing Fund Units already being covered by insurance). The insurance policy obtained by each series of the Fund is noncancellable and will continue in force so long as each series of the Fund is in existence, and the Bonds described in the policy continue to be held by the Fund (see "Portfolio" in Part
One). Nonpayment of premiums on the policy obtained by each series of the Fund will not result in the cancellation of insurance but will permit the insurer to take action against the Trustee for the series involved to recover premium payments due it. Premium rates for each issue of Bonds protected by the policy obtained by each series of the Fund are fixed for the life of the respective series. The underlying bonds represented by the Existing Fund Units have been insured under substantially identical policies with Ambac Assurance to those described herein at the time of creation of the respective series (or in certain instances some of such bonds have been insured by the respective issuers of such bonds through insurance obtained from Ambac Assurance). Thus, the bonds underlying the Existing Fund Units are not additionally insured by the series of the Fund holding the Existing Fund Units. The premium for any insurance policy or policies obtained by an Existing Fund or an issue of bonds underlying such Existing Fund Units is payable on the same terms as the Fund's insurance policy or has been paid in advance by such issuer. Any such policy or policies are noncancellable and will continue in force so long as the bonds so insured are outstanding (in the case of issuer acquired insurance) or so long as such bonds are held by the Existing Fund (in the case of insurance acquired by the Existing Fund) and the insurers referred to below remain in business.

The aforementioned insurance guarantees the payment of principal and interest on the Bonds as they shall become due for payment. It does not guarantee the market value of the Bonds or the value of the Units. The insurance obtained by the Fund is effective only as to Bonds owned by and held in the Fund. In the event of a sale of any such Bond in Series 8-111 of the National Trust and all Series of the New York Trust and the Pennsylvania Trust by the Trustee, the insurance terminates as to such Bond on the date of sale.

Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to such insurance for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or in the Sponsor's opinion are being quoted in the market at values which reflect a significant risk of such default. The value of the insurance will be equal to the difference between the market value of a Bond in default in payment of principal or interest or in the Sponsor's opinion is being quoted in the market at a value which reflects a significant risk of default and the market value of comparable bonds which are not in such situations. However, the Evaluator will not assign a value greater than par value to Bonds in default or in significant risk of default. Except under limited circumstances, it is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because the value attributable to the insurance cannot be realized upon sale. See "Public Offering-How is the Public Offering Price Determined?" herein for a more complete description of the Evaluator's method of valuing Bonds which are in default in payment of principal or interest or in significant risk of such default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The insurance policy obtained by Series 8-111 of the National Trust and all Series of the New York Trust and the Pennsylvania Trust originally issued by MGIC Indemnity Corporation ("MGIC Indemnity") and any other policy obtained by a Bond issuer was originally issued either by American Municipal Bond Assurance Corporation ("Ambac") or MGIC Indemnity. MGIC Indemnity and Ambac were each subsidiaries of MGIC Investment Corporation. MGIC Indemnity and Ambac were merged as of March 31, 1984. The surviving corporation, MGIC Indemnity Corporation, was renamed Ambac Indemnity Corporation as of June 1, 1984. Effective July 14, 1997, Ambac Indemnity Corporation changed its name to Ambac Assurance Corporation.

Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,568,000,000 (unaudited) and statutory capital of approximately $2,787,000,000 (unaudited) as of March 31, 2001. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch IBCA, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance.

The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

To be in the Portfolio of Series 8-111 of the National Trust and of any Series of the New York Trust and the Pennsylvania Trust, Bonds must have been insured by Ambac Assurance or have been eligible for the insurance obtained from Ambac Assurance. In determining eligibility for insurance, Ambac Assurance applied its own standards which correspond generally to the standards it normally uses in establishing the insurability of new issue municipal bonds and which were not necessarily the same as the criteria used in regard to the selection of Bonds by the Sponsor. To the extent the standards of Ambac Assurance are more restrictive than those of the Sponsor, the previously stated Fund investment criteria have been limited with respect to the Bonds. This decision was made prior to the Date of Deposit, as Bonds not eligible for such insurance (or not already insured by the issuer thereof) were not deposited in the Fund. Thus, all Bonds in each Portfolio of Series 8-111 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust are insured, either by the respective series of the Trust or by the issuer of the Bonds.

The contracts of insurance relating to the various Portfolios and the negotiations in respect thereof represent the only significant relationship between Ambac Assurance and the Sponsor or the Fund. Otherwise neither Ambac Assurance nor its parent, Ambac Financial Group, Inc., or any associate thereof has any significant relationship, direct or indirect, with the Fund or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the timely payment of interest and principal has been obtained from Ambac Assurance.

Because the Bonds are insured by Ambac Assurance as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to Series 8-111 of the National Trust and any Series of the New York Trust and the Pennsylvania Trust its "AAA" investment rating. This is the highest rating assigned to securities by Standard & Poor's (see "Description of Bond Ratings"). The obtaining of this rating by the Fund should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Fund or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Fund or sales by the Fund of Bonds for less than the purchase price paid by such Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. There is no guarantee that the "AAA" investment rating with respect to the Units of an insured Trust will be maintained.

An objective of portfolio insurance obtained by the Fund is to obtain higher yield on the Securities in the Portfolio than would be available if all the Bonds in such Portfolio had the Standard & Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in the Fund which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting such Bonds for the Portfolio, the Sponsor applied the criteria described above.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, the appropriate insurer shall make such payment no later than 30 days after it has been notified that such non-payment has occurred. The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by Ambac Assurance are substantially identical insofar as liability to the Trust is concerned.

Chapman and Cutler, Counsel for the Sponsor, has given an opinion to the effect that the payment of insurance proceeds representing maturing interest on defaulted municipal obligations paid by Ambac Assurance or another insurer would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "What is the Federal Tax Status of Unit Holders?"

Ambac Assurance is subject to regulation by the department of insurance in each state in which it is qualified to do business. Such regulation, however, is no guarantee that it will be able to perform its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to Ambac Assurance which would materially impair the ability of Ambac Assurance to meet its commitments pursuant to any contract of bond or portfolio insurance.

To determine the Bonds in the Portfolio which are insured through insurance obtained by the issuer thereof and the Bonds which are insured under one of the Fund's portfolio insurance policies, see "Portfolio" in Part One.

FINANCIAL GUARANTY INSURANCE COMPANY. THE FOLLOWING DISCUSSIONS CONCERNING FINANCIAL GUARANTY INSURANCE COMPANY AND INSURANCE POLICIES ISSUED BY FINANCIAL GUARANTY INSURANCE COMPANY APPLy TO SERIES 112 AND SUBSEQUENT SERIES OF THE NATIONAL TRUST AND ALL SERIES OF THE MULTI-STATE TRUST EXCEPT THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6. ALL OF THE BONDS IN THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6 ARE INSURED UNDER POLICIES OF INSURANCE OBTAINED BY THE ISSUERS OF THE BONDS FROM FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY"), AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION, MUNICIPAL BOND INSURANCE ASSOCIATION AND BOND INVESTORS GUARANTY INSURANCE COMPANY. THE PREMIUMS FOR THE INSURANCE POLICIES OBTAINED BY THE ISSUERS OF THE BONDS IN THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6 HAVE BEEN PAID IN ADVANCE BY SUCH ISSUERS AND SUCH POLICIES ARE NONCANCELLABLE AND WILL CONTINUE IN FORCE SO LONG AS THE BONDS SO INSURED ARE OUTSTANDING. BECAUSE OF THE INSURANCE OBTAINED BY THE ISSUERS OF THE BONDS IN THE MULTI-STATE TRUST: PENNSYLVANIA TRUST, SERIES 6, STANDARD & POOR'S CORPORATION HAS RATED THE UNITS OF SUCH TRUST "AAA."

In an effort to protect Unit holders against any delay in payment of interest and against principal loss, insurance has been obtained for Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) from Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, guaranteeing the scheduled payment of interest and principal in respect of the Bonds deposited in and delivered to each series of the Trust. The insurance policy obtained by each such series of the Trust is noncancellable and will continue in force so long as such series of the Trust is in existence and the Bonds described in the policy continue to be held by the Trust (see "Portfolio" in Part One for each Trust). Nonpayment of premiums on the policies obtained by the Trust will not result in the cancellation of insurance but will permit Financial Guaranty to take action against the Trustee to recover premium payments due it. Premium rates for each issue of Bonds protected by the policy obtained by a Series of the Fund are fixed for the life of the respective series. The premium for any insurance policy or policies obtained by an issuer of Bonds has been paid in advance by such issuer and any such policy or policies are noncancellable and will continue in force so long as the Bonds so insured are outstanding and the insurer and/or insurers thereof remain in business.

Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay State Street Bank and Trust Company, N.A. or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Bonds. The term "due for payment" means, when referring to the principal of a Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Bond, the stated date for payment of interest, except that when the interest on a Bond shall have been determined as provided in the underlying documentation relating to such Bond, to be subject to Federal income taxation. "Due for payment" also means, when referring to the principal of such Bond, the date on which such Bond has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such Bond, the accrued interest at the rate provided in such documentation to the date on which such Bond has been called for such mandatory redemption, together with any applicable redemption premium. The term "due for payment" will not include, when referring to either the principal of a Bond or the interest on a Bond, any acceleration of payment unless such acceleration is at the sole option of Financial Guaranty.

Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Bond, appurtenant coupon or right to payment of principal or interest on such Bonds and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment thereof.

Pursuant to an irrevocable commitment of Financial Guaranty, the Trustee upon the sale of a Bond in Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) has the right to obtain permanent insurance with respect to such Bond (i.e. insurance to maturity of the Bonds regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance only if upon such exercise a Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond.

The policies obtained by Series 112 and subsequent Series of the National Trust and each Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) were issued by
Financial Guaranty. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial
Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of June 30, 2001, the total capital and surplus of Financial Guaranty was approximately $1.181 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: 212-312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319,
Attention: Financial Condition Property/Casualty Bureau (telephone number: 212-480-5187). In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

The information relating to Financial Guaranty contained above has been furnished by such corporation. The financial information contained herein with respect to such corporation is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof.

In order to be in Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except the Multi-State Trust:
Pennsylvania Trust, Series 6), Bonds must be covered by the insurance obtained from Financial Guaranty by the Fund. In determining whether to insure bonds, Financial Guaranty has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. The decision was made prior to the Date of Deposit, as bonds not covered by such insurance are not deposited in a Trust. The insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except the Multi-State Trust: Pennsylvania Trust, Series 6) covers Bonds deposited in the respective series and physically delivered to the Trustee in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of register bonds or registered in the name of the Trustee or its nominee in the case of Bonds held in book-entry form.

Insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust or by the Bond issuer does not guarantee the market value of the Bonds or the value of the Units. The insurance obtained by each series of a Trust is effective only as to Bonds owned by and held in the respective series. In the event of a sale of any such Bond by the Trustee, the insurance terminates as to such Bond on the date of sale. In the event of a sale of a Bond held in Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust, the Trustee has the right to obtain Permanent Insurance upon the payment of an insurance premium from the proceeds of the sale of such Bond. Except as indicated below, insurance obtained by a Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a Bond assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) which is in default in payment of principal or interest or in significant risk of such default and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering-How is the Public Offering Price Determined?" herein for more complete description of the Evaluator's method of valuing defaulted Bonds and Bonds which have a significant risk of such default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The contract of insurance obtained by Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds, or participate in secondary market transactions involving municipal bonds, in which the investors or the affiliates of FGIC Corporation have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from Financial Guaranty. Neither the Fund nor the Units nor the Portfolio is insured directly or indirectly by FGIC Corporation.

Because the Bonds are insured by Financial Guaranty as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of Financial Guaranty, Standard & Poor's has assigned to Series 112 and subsequent Series of the National Trust and each Series of the Multi-State Trust its "AAA" investment rating. This is the highest rating assigned to securities by Standard & Poor's. See "Description of Bond Ratings." The obtaining of this rating by a Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of a Trust or the Units. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell units nor does it take into account the extent to which expenses of a Trust or sales by a Trust of Bonds for less than the purchase price paid by a Trust will reduce payment to Unit holders of the interest and principal required to be paid on such Bonds. There is no guaranty that the "AAA" investment rating with respect to the Units will be maintained.

An objective of portfolio insurance obtained by a Trust is to obtain a higher yield on the Securities in the portfolio than would be available if all the bonds in such portfolio had the Standard & Poor's "AAA" and/or Moody's Investors Service, Inc. "Aaa" rating(s) and at the same time to have the protection of insurance of scheduled payment of interest and principal on the Bonds. There is, of course, no certainty that this result will be achieved. Bonds in a Trust for which insurance has been obtained by the issuer (all of which were rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's Investors Service, Inc.) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's or "Aaa" by Moody's Investors Service, Inc. In selecting Bonds for the portfolio of each Trust, the Sponsor has applied the criteria hereinbefore described.

Chapman and Cutler, Counsel for the Sponsor, have given an opinion to the effect that such payment of insurance proceeds representing maturing interest on defaulted municipal obligations paid by Financial Guaranty would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations. See "What is the Federal Tax Status of Unit Holders?"

Except for the Multi-State Trust: Pennsylvania Trust, Series 6, all Bonds in the National Trust and the Multi-State Trust are insured under one of the Trust's portfolio insurance policies. Certain Bonds in the portfolio may also be insured through insurance obtained by the issuer thereof. See "Portfolio" in Part One.

What is the Federal Tax Status of Unit Holders?

See Part Three for each Trust.

Certain Considerations

Certain Trusts of the Fund may contain Bonds of issuers which will be affected by general economic conditions of Puerto Rico or Guam. For additional considerations, if any, pertaining to each Trust, see Part Three for each Trust.

Puerto Rico. Certain trusts may contain Bonds of issuers which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of mainland United States. During fiscal 2000 approximately 88% of Puerto Rico's $38.5 billion in exports were to the U.S. mainland, which was also the source of approximately 60% of Puerto Rico's $27 billion in imports. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to the expansion of the manufacturing sector.

With less money flowing into government coffers as a result of the economic downturn, belt tightening was necessary early on in the current administration's term. The government's unaudited $542 million year-end deficit for fiscal year 2001 was mostly funded, however, by deficit financing, including restructuring of 2001 debt service payments. For fiscal year 2002, the administration cut back on spending further, with a 1% reduction in expenditures from the prior year. Given the tough economic times, Governor Calder****Helvetica:x97****n's proposed $21.8 billion fiscal year 2003 budget is a surprising 5.8% increase over 2002's budget. The budget increase is largely paid for by raising new taxes, reducing programmed tax cuts and increasing lottery earnings. The future growth of Puerto Rico's economy depends on several factors, including the strength of the U.S. economy, the relative stability in the price of oil imports, increases in the number of visitors to the island, the level of exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.

With 3.8 million inhabitants according to the 2000 census, the population density of Puerto Rico is 1,110 persons per square mile. If the mainland United States were as densely populated, its population would be four billion people.

Gross domestic product per capita is about $9,800, compared to $33,900 on the United States mainland. Roughly 60% of the population of Puerto Rico lives under the federal poverty level.

Puerto Rico's unemployment, although at relatively low historical levels, remains above the average for the United States. As of February 2002, Puerto Rico's unemployment rate was 13.5%.

The Puerto Rican economy is affected by a number of Commonwealth and federal investment incentive programs. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs, and current federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. One of the factors assisting the development of the Puerto Rican economy has been the tax incentives offered by the federal and Puerto Rico governments.

Puerto Rico's future will be determined by the leadership and initiatives of both the private and public sector to compensate for the loss of the federal tax credit under Section 936 of the U.S. tax code. This important credit which enabled companies to repatriate profits at a 40-60% reduction in federal taxes was terminated as of July 1996. Existing U.S. companies operating in Puerto Rico were given a ten year grace period, but new U.S. manufacturing companies coming to Puerto Rico will have to pay U.S. deferral taxes when repatriating their profits to the mainland. However, another provision, Section 30-A of the U.S. tax code, is under consideration for an extension in the U.S. Congress. This provision offers a wage credit and other tax benefits for U.S. firms operating in Puerto Rico. Multinationals can already designate themselves as "Controlled Foreign Corporations," which means that profits not remitted to U.S. parent or subsidiary companies are not federally taxed. The Free Trade Area of the Americas, proposed for creation in 2005, is regarded by Puerto Rico as both a challenge and an opportunity. The island would face competition for markets in the mainland United States form other nations in the free trade area, many of which could be more competitive because of lower production costs.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Puerto Rico and various agencies and political subdivisions located in Puerto Rico. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trusts to pay interest on or principal of the Bonds.

Guam. The Trusts of the Fund may contain Bonds of issues which may be affected by economic conditions in Guam. Situated between two of the world's greatest economic powers on the two sides of the Pacific, The United States and Japan, Guam will benefit increasingly from the knowledge and capital resources of these markets as it commits itself to strengthening its institutional system and the delivery of public goods based on global market principles. The political environment of the last few years on Guam is a source of both immediate concern and long-term implications for the Guam economy. To the degree that political and institutional stability and steady delivery of public goods is the basis of economic and financial stability and growth, Guam today has challenges to overcome.

Guam is an unincorporated territory of the United States; legislation currently being considered in the U.S. Congress would make Guam a U.S. commonwealth. In essence, the institutional structure of Guam follows that of a U.S. state. Without regard to label and some other minor differences, Guam in reality is a state. But while there has been no change in the basic structure of the Government of Guam ("GovGuam") or its institutional pillars, there has recently been a change in the character of the political debate on the island. This has led to a struggle between the Executive Branch and the Legislature that has affected the mechanism that generates and disseminates public information on the economy.

Among the immediate causes of public information curtailment is a mass exodus of trained staff, people who took early retirement from GovGuam in 1999-2000. Since the Guam Legislature limited the Executive Branch's hiring and funding authority because of lingering serious financial problems going back to the early 1990s, some of the essential public information personnel have not been replaced. For instance, the Guam Department of Commerce's Chief Economist has not been replaced. In the absence of trained staff, the information flow has been disrupted. The Department's remaining staff have made efforts to meet the public's demands, but they do not have the expertise to do what trained experts do. The Legislature also dismantled the Guam Finance Commission ("GFC"), a political body instituted by the current administration to create and update Guam's gross domestic product or gross island product ("GIP") data. Since it was dismantled, GFC's work has been transferred to the Guam Department of Commerce but without funds. Among the many critical components of GIP is total personal income (wages and salaries, rents, interest and dividends and transfer payments). Total personal income tells of the average person's economic well-being, which has important implications for government and business planners. The loss of staff has had serious consequences for Guam's data flow.

Meanwhile, the Department of Administration, responsible for compiling the territory's financial data, has been merged into the Department of Revenue and Tax. Since the transfer of functions did not carry with them their funds, the merged department does not have the capacity to compile the financial data for the territory as readily as most states do. In the absence of current GIP data, business receipts and financial data, there is little that can be said about the aggregate economy.

Guam's economy is heavily dependent on tourism and U.S. military activity. Tourism, representing over 60% of the Guam economy, is affected by general economic conditions and by the value of the U.S. dollar. Since over 80% of Guam's tourists in recent years have been from Japan, Guam's economy may be significantly affected by a decline in the value of the Japanese yen relative to the U.S. dollar and any decline in the Asian economy.

The U.S. military, which accounts for approximately 22% of all employment in Guam and occupies approximately one-third of Guam's land area, affects Guam's economy through the spending of military personnel and their dependents, the employment of civilian personnel, construction contracts and other purchases of materials and services and the refunding to the government of Guam of Federal income taxes paid by military personnel. Any reduction in U.S. military spending generally or any reallocation of that spending away from Guam could, therefore have a substantial effect on Guam's economy.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Guam and various agencies and political subdivisions located in Guam. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Trusts to pay interest on or principal of the Bonds.

What are the Expenses and Charges?

The Sponsor does not charge the Fund any advisory fee. At no cost to the Trusts, the Sponsor has borne all the expenses of creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. Legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also now chargeable to each Trust. Historically, the Sponsor paid these fees and expenses.

For valuations of Bonds in each series of the Fund, the Evaluator receives from each series of the Fund a fee as indicated in Part One of each Trust. The fees of the Trustee for ordinary recurring services to the respective series of a Trust which they serve are as indicated in Part One of each Trust. The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account to the extent funds are available and then from the Principal Account. Since a Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds. Both fees may be increased without approval of the

Unit holders by amounts not to exceed to proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The annualized cost of portfolio insurance is set forth in Part One for each series of the Fund other than the Multi-State Trust: Pennsylvania Trust, Series 6. The portfolio insurance continues so long as a Trust retains the Bonds thus insured. Premiums are payable monthly in advance by the Trustee on behalf of the Trust. As Bonds in the Portfolio are redeemed by their respective issuers or sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by or held in a series of the Trust which were insured by insurance obtained by the Trust. Except with respect to the Multi-State Trust:
Pennsylvania Trust, Series 6, Bonds for which insurance has been obtained by the issuer from Financial Guaranty are also insured by the Multi-State Trust but no premium is charged for the insurance obtained by the Multi-State Trust on such Bonds. Bonds for which insurance has been obtained by the issuer from insurance companies other than Financial Guaranty are also insured by the Multi-State Trust (except with respect to the Multi-State Trust: Pennsylvania Trust, Series 6) but the premiums for insurance obtained by the Multi-State Trust on such Bonds reflect the existence of the insurance obtained by the issuer from such other insurance companies. In the case of Bonds for which insurance has been obtained by the issuer, the Trust either incurs no cost (because such Bonds were not additionally insured under the policy obtained by the Trust) or a cost which reflects the existence of such insurance if the Bonds are covered by the policy obtained by the Trust. The Fund does not incur any cost for insurance which relates to bonds underlying Existing Fund Units, since the premium or premiums for such insurance has been paid either by the Existing Funds or by the respective issuer of such bonds. Bonds insured by the issuer, for Series 111 and prior series of the National Trust, and all Series of the New York and Pennsylvania Trust, and Existing Fund Units are not additionally insured by the series of the Fund. For Series 112 and subsequent series of the National Trust and all series of the Multi-State Trust (except Multi-State Trust: Pennsylvania Trust, Series 6), the premium payable for Permanent Insurance will be paid solely from the proceeds of the sale of a Bond in the event the Trustee exercises the right to obtain Permanent Insurance on the Bond. The premiums for such Permanent Insurance with respect to each Bond will decline over the life of the Bond.

The following additional charges are or may be incurred by a Trust: all expenses (including legal and auditing expenses) of the Trustee incurred in connection with its responsibilities under the Indenture, except in the event of negligence, bad faith or willful misconduct on its part; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services perform under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of, or in connection with, its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, of liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); and expenditures incurred in contacting Unit holders upon termination of the Trust. The above expenses and the Trustee's annual fee, when paying or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all these amounts if funds are not otherwise available in the Interest and Principal Accounts of the Trust. The Trust will be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Trust shall exceed $.50 per Unit on an annual basis. Unit holders of a Trust covered by an audit may obtain a copy of the audited financial statements upon request.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust plus interest accrued to the date of settlement. All expenses incurred in maintaining a market, other than the fees of the Evaluator, the costs of the Trustee in transferring and recording the ownership of Units, and costs incurred in annually updating each Trust's registration statement, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Prospectuses relating to certain other bond funds indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the bid prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of a Trust in secondary market transactions. The purchase price per unit of such bond funds will depend primarily on the value of the securities in the Portfolio of the applicable Trust.

The Public Offering Price of Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds in a Trust the appropriate sales charge determined in accordance with the schedule set forth below, based upon the number of years remaining to the maturity of each Bond in the portfolio of the Trust, adjusting the total to reflect the amount of any cash held in or advanced to the principal account of the Trust and dividing the result by the number of Units of such trust then outstanding. The minimum sales charge on Units will be 3% of the Public Offering Price (equivalent to 3.093% of the net amount invested). For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the various Bonds in the Trusts based upon the maturities of such bonds, in accordance with the following schedule:

                               Secondary Offering Period Sales Charge
                               ______________________________________
                             Percentage of Public       Percentage of Net
Years to Maturity            Offering Price             Amount Invested
________________             ____________________       _________________
0 Months to 1 Year              1.00%                   1.010%
1 but less than 2               1.50                    1.523
2 but less than 3               2.00                    2.041
3 but less than 4               2.50                    2.564
4 but less than 5               3.00                    3.093
5 but less than 6               3.50                    3.627
6 but less than 7               4.00                    4.167
7 but less than 8               4.50                    4.712
8 but less than 9               5.00                    5.263
9 but less than 10              5.50                    5.820
10 or more                      5.80                    6.157

There will be no reduction of the sales charges for volume purchases. A dealer will receive from the Sponsor a dealer concession of 70% of the total sales charges for Units sold by such dealer and dealers will not be eligible for additional concessions for Units sold pursuant to the above schedule.

With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries the sales charge is reduced by 2% of the Public Offering Price for purchases of Units during the secondary offering period.

Units may be purchased in the secondary market at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Offering-How are Units Distributed?") by investors who purchase Units through registered investment advisers, certified financial planners and registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

From time to time the Sponsor may implement programs under which dealers of the Fund may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the

Sponsor may implement other programs under which the sales force of a dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will allow to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

A comparison of tax-free and equivalent taxable estimated current returns and estimated long-term returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

The aggregate price of the Securities in each Trust is determined by whoever from time to time is acting as evaluator (the "Evaluator"), on the basis of bid prices, as of the close of trading on the New York Stock Exchange on each day on which it is open, (1) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (2) if such prices are not available for any of the Bonds, on the basis of current market prices for comparable bonds; (3) by determining the value of the Bonds by appraisal; or (4) by any combination of the above. For purposes of such determinations, the close of trading on the New York Stock Exchange is 4:00 p.m. Eastern time. Unless Bonds are in default in payment of principal or interest or, in the Sponsor's opinion, are being quoted in the market at values which reflect a significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust. On the other hand, the value of insurance obtained by the issuer of Bonds is reflected and included in the market value of such Bonds.

The Evaluator will consider in its evaluation of Bonds deposited in a Series of the National Trust prior to Series 112 and Bonds deposited in any Series of the New York Trust and the Pennsylvania Trust which are, in the Sponsor's opinion, being quoted in the market at values which reflect a significant risk of such default (the "Defaulted Bonds") and which are covered by insurance obtained by such series of the Trust, the value of the insurance guaranteeing interest and principal payments as well as the market value of the Defaulted Bonds and the market value of bonds of issuers whose bonds, if identifiable, are of the same purpose of issue as the Defaulted Bonds, carry identical interest rates and maturities and are of a creditworthiness comparable to the Defaulted Bonds before the Defaulted Bonds went into default or became subject to a significant risk of such default. If such other bonds are not identifiable, the Evaluator will compare prices of bonds not subject to a significant risk of default that have, to the extent possible, similar characteristics as to purpose of issue, interest rates, maturities and creditworthiness. In any case the Evaluator will consider the ability of an insurer to meet its commitments under the Trust's insurance policy. For example, if the Trust were to hold the defaulted Bonds of a municipality, the Evaluator would first consider in its evaluation the market price of the defaulted Bonds. The Evaluator would also attribute a value to the insurance feature of the defaulted Bonds which would be equal to the difference between the market value of the Defaulted Bonds insured by the Trust and the market value of comparable bonds which were not in default in payment of principal or interest or in significant risk of such default. The Evaluator intends to use a similar valuation method with respect to Bonds insured by such series of the Trust if there is a significant risk of default and a resulting decrease in the market value. However, the Evaluator will not assign a value greater than par value to Bonds in default or in significant risk of default.

The Evaluator will consider in its evaluation of Bonds, deposited in Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust, which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default and which are covered by insurance obtained by Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust, the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under the Trust's insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that these methods are fair methods of valuing the Bonds and the insurance obtained by the Trust and reflect a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

The Evaluator may be attributing value to insurance for the purpose of computing the price or redemption value of Units for certain series of the Fund. See Part One for further information as to whether value is being attributed to insurance in determining the value of Units for that series of the Trust. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "How May Units be Redeemed?"

The Evaluator shall determine daily the valuation of the Securities as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day on which the Exchange is open. For transactions occurring prior to the close of trading on the New York Stock Exchange, the Public Offering Price will be computed as of the close of trading on the Exchange on that day. For transactions occurring after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), or on a day when the New York Stock Exchange is closed, the Public Offering Price will be computed as of the close of trading on the Exchange on the next day that such Exchange is open for trading. The price so determined will be the basis for purchases or sales of outstanding Units during the period of time any such price is effective.

The secondary market Public Offering Price of the Units will be equal to the BID price per Unit of the Bonds in the Trust, plus (less) any balance (overdraft) in the principal cash account of such Trust, plus the applicable sales charge.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made five business days following such order or shortly thereafter. See "Rights of Unit Holders-How may Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Sales will be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering Price per Unit for each State, Discount or National Trust, 3.0% of the Public Offering Price for an Intermediate or Long Intermediate Trust, and 2.5% of the Public Offering Price per Unit for a Short Intermediate Trust, but the Sponsor reserves the right to change the amount of the concession to dealers and others from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the second preceding sentence. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

What are the Sponsor's Profits?

The Sponsor and participating dealers will receive a gross sales commission as indicated in Part One for each Trust less any reduced sales charge for quantity purchases as described under "How is the Public Offering Price Determined?"

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased (based on the bid prices of the Securities in each Trust) and the price at which Units are resold (which price includes the sales charge) or redeemed (based on the bid prices of the Securities in each Trust). The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How are Certificates Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made five business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the applicable Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification. Certificates for Units will bear an appropriate notation on their face indicating which plan of distribution has been selected in respect thereof. When a change is made, the existing certificate must be surrendered to the appropriate Trustee and a new certificate issued to reflect the then effective plan of distribution. There is no charge for this service.

Although no such charge is now made or contemplated, a Unit holder may be required to pay a nominal fee to the Trustee per certificate reissued or transferred for reasons other than to change the plan of distribution, and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must follow procedures established by the Trustee, including furnishing indemnity satisfactory to the Trustee and paying such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the appropriate Trustee for replacement.

How are Interest and Principal Distributed?

Interest from each Trust will be distributed as set forth in Part One for each Trust on a pro rata basis to Unit holders of record as of the preceding Record Date who are entitled to distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses for such Trust.

The pro rata share of cash in the Principal Account of each Trust will be computed monthly as of the fifteenth day of each month, and distributions to the Unit holders as of the applicable Record Date will be made as set forth in Part One for each Trust. Proceeds received from the disposition of any of the Securities (less any premiums due with respect to Bonds in Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6) for which the Trustee has exercised the right to obtain Permanent Insurance) after a Record Date and prior to the following Distribution Date will be held in the Principal Account and not distributed until the next Distribution Date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts of a Trust (but may itself earn interest thereon and therefore benefit from the use of such funds), nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

The Trustee will credit to the Interest Account of each Trust all interest received by such Trust, including that part of the proceeds (including insurance proceeds) of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account of such Trust. The distribution to the Unit holders as of each applicable Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to such portion of the holder's pro rata share of the estimated annual income after deducting estimated expenses as is consistent with the distribution plan chosen. Because interest payments are not received by the Fund at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase under the applicable plan of distribution. The Trustee is not required to pay interest on Funds held in the Principal or Interest Account of a Trust (but may itself earn interest thereon and therefore benefits from the use of such funds).

As of the fifteenth of each month, the applicable Trustee will deduct from the Interest Account of each Trust and, to the extent funds are not sufficient therein, from the Principal Account of each Trust, amounts necessary to pay the expenses of such Trust. A Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, a Trustee may withdraw from the Interest Account and the Principal Account of a Trust such amounts as may be necessary to cover redemption of Units of such Trust by the Trustee.

Record Dates for monthly distributions will be the fifteenth day of each month, Record Dates for quarterly distributions (if applicable) will be the fifteenth day of March, June, September and December and Record Dates for semi-annual distributions will be the fifteenth day of June and December. Distributions will be made as set forth in Part One for each Trust.

The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each year, approximately six weeks prior to the end of May, the applicable Trustee will furnish each Unit holder a card to be returned to such Trustee not more than 30 nor less than 10 days before the end of such month. Unit holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their certificate, to the Trustee. If the card and certificate are returned to the Trustee, the change will become effective as of June 16 of that year. If the card and certificate are not returned to the Trustee, the Unit holder will be deemed to have elected to continue with the same plan for the following twelve months.

How Can Distributions to Unit Holders be Reinvested?

Universal Distribution Option. Unit holders may elect participation in a Universal Distribution Option which permits a Unit holder to direct the Trustee to distribute principal and interest payments to any other investment vehicle of which the Unit holder has an existing account. For example, at a Unit holder's direction, the Trustee would distribute automatically on the applicable distribution date interest income or principal on the participant's Units to, among other investment vehicles, a Unit holder's checking, bank savings, money market, insurance, reinvestment or any other account. All such distributions, of course, are subject to the minimum investment and sales charges, if any, of the particular investment vehicle to which distributions are directed. The Trustee will notify the participant of each distribution pursuant to the Universal Distribution Option. The Trustee will distribute directly to the Unit holder any distributions which are not accepted by the specified investment vehicle. A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Universal Distribution Option and receive directly future distributions on his Units.

Distribution Reinvestment Option. The Sponsor has entered into an arrangement with Oppenheimer Management Corporation, which permits any Unit holder of a Trust to elect to have each distribution of interest income or principal on his Units automatically reinvested in shares of either the Oppenheimer Intermediate Tax-Exempt Bond Fund (the "Intermediate Series") or the Oppenheimer Insured Tax-Exempt Bond Fund

(the "Insured Series"). Oppenheimer Management Corporation is the investment adviser of each Series which are open-end, diversified management investment companies. The investment objective of the Intermediate Series is to provide a high level of current interest income exempt from Federal income tax through the purchase of investment grade securities. The investment objective of the Insured Series is to provide as high a level of current interest income exempt from Federal income tax as is consistent with the assurance of the scheduled receipt of interest and principal through insurance and the preservation of capital (the income of either Series may constitute an item of preference for determining the Federal alternative minimum tax). The objectives and policies of each Series are presented in more detail in the prospectus for each Series.

Each person who purchases Units of a Trust may use the card attached to this prospectus to request a prospectus describing each Series and a form by which such person may elect to become a participant in Distribution Reinvestment Option with respect to a Series. Each distribution of interest income or principal on the participant's Units will automatically be applied by the Trustee to purchase shares (or fractions thereof) of a Series without a sales charge and with no minimum investment requirements.

The shareholder service agent for each Series will mail to each participant in the Distribution Reinvestment Option confirmations of all transactions undertaken for such participant in connection with the receipt of distributions from any of the Trusts and the purchase of shares (or fractions thereof) of a Series.

A participant may at any time, by so notifying the Trustee in writing, elect to terminate his participation in the Distribution Reinvestment Option and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor and Oppenheimer Management Corporation each have the right to terminate the Distribution Reinvestment Option, in whole or in part.

It should be remembered that even if distributions are reinvested through the Universal Distribution Option or the Distribution
Reinvestment Option they are still treated as distributions for income tax purposes.

What Reports will Unit Holders Receive?

The Trustee shall furnish Unit holders of each Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement as to (1) the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities of such Trust), the amount of such interest representing insurance proceeds, deductions for payment of applicable taxes and fees and expenses of the Fund, redemption of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(2) the Principal Account: the dates of disposition of any Securities of such Trust and the net proceeds received therefrom (excluding any portion representing interest, and in the case of Series 112 and subsequent Series of the National Trust and any Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6), the premium attributable to the exercise of the right to obtain Permanent Insurance), deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) the Securities held and the number of Units of such Trust outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) the amounts actually distributed during such calendar year from the Interest Account and from the Principal Account of such Trust, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Date for such distributions.

In order to comply with Federal and state tax reporting requirements, Unit holders will be furnished, upon request to the applicable Trustee, evaluations of the Bonds in their Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of all plans of distribution so that Unit holders may be informed regarding the results of other plan or plans of distribution.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the applicable Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. On the third day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the applicable Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the applicable Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the applicable Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be canceled.

Accrued interest to the settlement date paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Redemption Price per Unit (and the Public Offering Price per Unit) will be determined on the basis of the bid price of the Securities in a Trust, as of the close of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the applicable Trustee on the basis of (1) the cash on hand in a Trust or moneys in the process of being collected, (2) the value of the Securities in the Trust based on the bid prices of the Bonds in such Trust, except for those cases in which the value of insurance has been added, and (3) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation then being made. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices of the Bonds (and bonds underlying Existing Fund Units) obtained from dealers or brokers who customarily deal in bonds comparable to those held by such Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available, (3) by determining the value of the Securities by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be attributed to the portfolio insurance obtained by each series of the Trust unless the Bonds insured by such portfolio insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. On the other hand, any Bonds insured under a policy obtained by the issuer thereof are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. See "Why and How are the Trusts Insured?" For a description of the situation in which the Evaluator may value the insurance obtained by the Trust, see "How is the Public Offering Price Determined?"

The difference between the bid and offering prices of such Bonds may be expected to average 1-2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1% and, in the case of inactively traded bonds, such difference usually will not exceed 3%. Therefore, the price at which Units may be redeemed could be less than the price paid by the Unit holder and may be less than the par value of the Securities represented by the Units so redeemed.

The Trustee is empowered to sell underlying Securities in a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of such Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Under the provisions for insurance obtained by each series of the National Trust prior to Series 112 and each series of the New York Trust and the Pennsylvania Trust the insurance may not be transferred by any such Trust. For Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6), the Trustee may obtain Permanent Insurance on the Bonds. Accordingly, any Bonds in a series of the Fund prior to Series 112 of the National Trust and any

Series of the New York Trust and the Pennsylvania Trust must be sold on an uninsured basis, while Bonds sold from Series 112 and subsequent Series of the National Trust and all Series of the Multi-State Trust (except for the Multi-State Trust: Pennsylvania Trust, Series 6) for which Permanent Insurance has been obtained will be sold on an insured basis (as will Bonds on which insurance has been obtained by the issuer thereof).

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 12:00 p.m. Eastern time on the next succeeding business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption in the same manner as any other Units.

The offering price of any Units acquired by the Sponsor will be determined in accordance with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Bonds be Removed from the Fund?

The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds may not be available, such of the Bonds in each Trust on a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary. As described in the following paragraph and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is empowered to sell Bonds in a Trust which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default and for which value has been attributed to the insurance obtained by the Trust. See "Rights of Unit Holders-How May Units be Redeemed?" The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in a Trust in the event of advanced refunding. The Sponsor may from time to time act as agent for a Trust with respect to selling Bonds out of a Trust. From time to time, the Trustee may retain and pay compensation to the Sponsor subject to the restrictions under the Investment Company Act of 1940, as amended.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance or otherwise, within thirty days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within thirty days after notification by the Trustee to the Sponsor of such default, the Trustee may, in its discretion, sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

The Sponsor shall instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the written opinion of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions in the Indenture to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder of the affected Trust, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by a Trust of any securities other than the Securities initially deposited is prohibited.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined
Series, The First Trust Special Situations Trust, The First Trust
Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $40 billion in First
Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2001, the total partners' capital of Nike Securities L.P. was $17,560,001 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is JPMorgan Chase Bank, its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust offices at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245. Unit holders who have questions regarding the Fund may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of The Federal Reserve System.

The Trustee, whose duties are ministerial in nature, did not participate in the selection of the portfolio of each series of the Fund. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders-How are Certificates Issued and Transferred?" and subsequent sections.

The Trustee or any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of the trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of a Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (b) terminate the Indenture and liquidate the Trust as provided therein or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or the Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend an Indenture without the consent of any of the Unit holders when such an amendment is (1) to cure an ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee), provided that the Indenture is not amended to increase the number of Units of any Trust issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities. In the event of any amendment, a Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

A Series of each Trust may be liquidated at any time by consent of 100% of the Unit holders of such Trust or by the Trustee when the aggregate principal amount of the Securities in the Fund is less than 20% of the aggregate principal amount of the Securities initially deposited in the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Securities held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution. In the event of termination written notice thereof will be sent by the Trustee to all Unit holders of such Trust. Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust, and after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder of such Trust (including the Sponsor if it then holds any Units), upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Fund, all as provided in the Indenture. Because the portfolio insurance obtained by each Series of the National Trust prior to Series 112 and each series of the New York Trust and the Pennsylvania Trust is applicable only while Bonds (or bonds underlying Existing Fund Units) so insured are held by each Series of the National Trust prior to Series 112 and any series of the New York Trust and the Pennsylvania Trust (and does not apply to Bonds or bonds underlying Existing Fund Units which are disposed of), the price to be received by any series of the National Trust prior to Series 112 and any Series of the New York Trust or the Pennsylvania Trust upon the disposition of any Bond which is in default in payment of principal or interest or whose market value has deteriorated because of a significant risk of such default will not reflect any value based on such insurance. Therefore, in connection with any liquidation of the National Trust prior to Series 112 or the New York Trust or the Pennsylvania Trust, it shall not be necessary for the Trustee to dispose of any Securities, if retention of such Securities, until due, shall be deemed to be in the best interests of Unit holders including, but not limited to, situations in which Bond or Bonds so insured are in default in payment of principal or interest and situations in which a Bond or Bonds so insured reflect deteriorated market price resulting from a significant risk of such default. Since the Bonds which are insured by insurance obtained by the Bond issuer will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Bonds which are in default in payment of principal or interest not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such defaulted Bonds (or bonds underlying Existing Fund Units) become due and applicable insurance proceeds have been received by the Trustee of each Trust.

Legal Opinions

The legality of the Units offered hereby was passed upon at the time of closing for each series of each Trust, by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

LeBoeuf, Lamb, Leiby & MacRae, 520 Madison Avenue, New York, New York 10022, acts as counsel for Fidata Trust Company New York and as Special Counsel for Series 8-81 of the National Trust for New York tax matters. Booth & Baron, 122 East 42nd Street, Suite 1507, New York, New York 10168, acts as counsel for The Bank of New York and as Special Counsel for Series 82-137 of the National Trust, Series 1-9 of the Multi-State Trust and all Series of the New York Trust and the Pennsylvania Trust for New York tax matters. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, acts as counsel for United States Trust Company of New York. Winston & Strawn (previously named Cole & Deitz) acted as Special Counsel for Series 138 and subsequent Series of the National Trust and Series 10 and 11 of the Multi-State Trust for New York tax matters.

For information with respect to state and local tax matters, including the special counsel to the Fund for such matters, see the section of the Prospectus describing the state tax status of Unit holders appearing therein.

Experts

The financial statements of the Trusts for the period set forth in and included as part of Part One of this prospectus and registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements for periods prior to that audited by Deloitte & Touche LLP were audited by other auditors whose report expressed an unqualified opinion on those financial statements.

                      Description of Bond Ratings*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follow:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I    Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.**

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit rating. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

_____________

*  As published by the rating companies.

** Bonds insured by FInancial Guaranty Insurance Company, Ambac
Assurance Corporation, Municipal Bond Investors Assurance Corporation, Financial Security Assurance and Capital Guaranty Insurance Company are automatically rated "AAA" by Standard & Poor's.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat large than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A 1 and Baa 1-Bonds which are rated A 1 and Baa 1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(---)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

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Page 31


CONTENTS:

The First Trust of Insured Municipal Bonds
The First Trust of Insured Municipal Bonds-Multi-State:
What are The First Trust of Insured Municipal
    Bonds and The First Trust of Insured Municipal
    Bonds-Multi-State?                                  3
What are Estimated Long-Term Return and
   Estimated Current Return?                            6
How is Accrued Interest Treated?                        7
Why and How are the Trusts Insured?                     7
What is the Federal Tax Status of Unit Holders?        13
Certain Considerations                                 13
What are the Expenses and Charges?                     14
Public Offering:
   How is the Public Offering Price Determined?        16
   How are Units Distributed?                          18
   What are the Sponsor's Profits?                     19
Rights of Unit Holders:
   How are Certificates Issued and Transferred?        19
   How are Interest and Principal Distributed?         19
   How Can Distributions to Unit Holders be
      Reinvested?                                      20
   What Reports will Unit Holders Receive?             21
   How May Units be Redeemed?                          22
   How May Units be Purchased by the Sponsor?          23
   How May Bonds be Removed from the Fund?             23
Information as to Sponsor, Trustees and Evaluator:
   Who is the Sponsor?                                 24
   Who is the Trustee?                                 24
   Limitations on Liabilities of Sponsor and Trustee   25
   Who is the Evaluator?                               25
Other Information:
   How May the Indenture be Amended or
      Terminated?                                      25
   Legal Opinions                                      26
   Experts                                             26
   Description of Bond Ratings                         27

                               __________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                             First Trust(R)

               THE FIRST TRUST OF INSURED MUNICIPAL BONDS
         THE FIRST TRUST OF INSURED MUNICIPAL BONDS-MULTI-STATE

                               Prospectus
                                Part Two
                             April 30, 2002

                             First Trust(R)

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                           JPMorgan Chase Bank
                   4 Chase MetroTech Center, 3rd floor
                        Brooklyn, New York 11245
                             1-800-682-7520

                          THIS PART TWO MUST BE
                         ACCOMPANIED BY PART ONE
                             AND PART THREE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

Page 32




                          NATIONAL TRUST SERIES

                   The First Trust(R) Combined Series
               The First Trust of Insured Municipal Bonds
                        The First Trust Advantage

PROSPECTUS                                     NOTE: THIS PART THREE PROSPECTUS
Part Three                                                MAY ONLY BE USED WITH
Dated April 30, 2002                                      PART ONE AND PART TWO

Federal Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Assets of the Trusts. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

Trust Status. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the assets of your trust, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Fund for State tax matters have made any special review for the Fund of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on

   ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds.
If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. EXCEPT AS OTHERWISE NOTED IN PART ONE FOR CERTAIN
TRUSTS, THE TRUSTS DO NOT INCLUDE ANY SUCH BONDS.

In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

Your Tax Basis and Income or Loss Upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Discount, Accrued Interest and Premium on Debt Obligations. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes.

Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

Exchanges and Rollovers. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

At the time of the closing, Winston & Strawn (previously named Cole & Deitz), Special Counsel to Series 4-125 of the Fund for New York tax matters, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust in Series 4-125 of the Fund is not an association taxable as a corporation and the income of each Trust in Series 4-125 of the Fund will be treated as the income of the Unit holder in the same manner as for Federal income tax purposes (subject to differences in accounting for discount and premium to the extent the State and/or City of New York do not conform to current Federal law).

At the time of the closing, Carter, Ledyard & Milburn, Special Counsel to the Fund for New York tax matters for Series 126 and subsequent Series of the Fund, rendered an opinion under then existing income tax laws of the State and City of New York, substantially to the effect that each Trust will not constitute an association taxable as a corporation under New York law, and accordingly will not be subject to the New York State franchise tax or the New York City general corporation tax. Under the income tax laws of the State and City of New York, the income of each Trust will be considered the income of the holders of the Units.

All statements in the Prospectus concerning exclusion from gross income for Federal, state or other are the opinions of Counsel and are to be so construed.

Certain Considerations

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the National Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the National Trusts to pay interest on or principal of the Bonds.

                          National Trust Series

                   The First Trust(R) Combined Series
               The First Trust of Insured Municipal Bonds
                        The First Trust Advantage

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    JPMorgan Chase Bank
                             4 Chase MetroTech Center, 3rd floor
                             Brooklyn, New York 11245

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Deloitte & Touche LLP
                AUDITORS:    180 N. Stetson Avenue
                             Chicago, Illinois 60601-6779

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT

This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors



































                               S-1

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust of Insured Municipal Bonds, Series 14, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on April 30, 2002.


                           THE FIRST TRUST OF INSURED MUNICIPAL
                              BONDS, SERIES 14
                                   (Registrant)
                           By   NIKE SECURITIES L.P.
                                   (Depositor)


                           By   Robert M. Porcellino
                                Senior Vice President


                           S-2

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                TITLE*                 DATE

David J. Allen             Director           )
                           of Nike Securities )
                           Corporation, the   )   April 30, 2002
                           General Partner of )
                           Nike Securities L.P.)
                                             )
Judith M. Van Kampen       Director           )
                           of Nike Securities )   Robert M. Porcellino
                           Corporation, the   )   Attorney-in-Fact**
                           General Partner of )
                           Nike Securities L.P.)

Karla M. Van Kampen-Pierre Director          )
                           of Nike Securities )
                           Corporation, the   )
                           General Partner of )
                           Nike Securities L.P.)

David G. Wisen             Director           )
                           of Nike Securities )
                           Corporation, the   )
                           General Partner of )
                           Nike Securities L.P.)



       * The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.


                               S-3

                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of The First Trust of Insured Municipal Bonds Series of our report dated April 15, 2002 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP



Chicago, Illinois
April 26, 2002